EXHIBIT 99


  EarthShell Corporation Announces Third-Quarter 2003 Results; Focus on Technology Licensing and Continued Reductions in Operating Costs

    SANTA BARBARA, Calif.--(BUSINESS WIRE)--Oct. 30, 2003--EarthShell(R) Corporation (NASDAQ:ERTH), innovators of food service packaging designed with the environment in mind, today announced financial and operating results for the third quarter and nine-months ended September 30, 2003.
    The third quarter net loss for fiscal year 2003 was $2.9 million, or $0.02 per share, compared to a net loss of $6.8 million, or $0.05 per share, for the third quarter of fiscal year 2002, an improvement of 57% over the prior year period.
    For the nine months ended September 30, 2003, EarthShell incurred a net loss of $13.3 million, or $0.09 per share, compared to a net loss of $24.2 million, or $0.18 per share, for the same period in 2002. The results for the first nine months of 2003 included approximately $1.7 million of charges related to a financing transaction in March of 2003 in which the Company extinguished $7.2 million of its prior convertible debentures and raised approximately $11.0 million of unrestricted net proceeds through the sale of convertible debentures and common stock. Including conversions since the end of the third quarter, the outstanding balance of these convertible debentures has been reduced to $6.8 million.
    As of September 30, 2003, EarthShell had $1.5 million of unrestricted cash and short-term investments and total cash of $5.0 million.
    "Management's cost reduction efforts continued in the third quarter," said Scott Houston, chief financial officer. "Third quarter operating expenses were less than half of third quarter 2002 operating expenses and approximately 6% less than second quarter expenses. With the completion of production support activities reported in August, the transition of the Company organization away from development and production support activities while retaining the resources necessary to support licensees and ongoing business development activities is largely complete. Our monthly cash operating expenses have now been reduced to approximately $500,000 per month as planned, which is a further reduction of 50% over the average monthly cost for the prior quarter."
    EarthShell will discuss the third quarter and nine-month results via teleconference at 4:15 pm Eastern Time/1:15 pm Pacific Time on Thursday, October 30, 2003. All callers should dial 877-502-9273 (no passcode required). A replay will be made available beginning at 2:15pm Pacific Time / 5:15 pm Eastern Time through midnight Eastern Time on October 31. To access the replay, dial 888-203-1112 (domestic) / 719-457-0820 (international) (passcode: 739139). A live audio webcast and replay will also be made available on the EarthShell website at www.earthshell.com/html/investor/index.html.
    EarthShell Corporation is a development stage company engaged in the licensing and commercialization of proprietary composite material technology for the manufacture of foodservice disposable packaging, including cups, plates, bowls, hinged-lid containers, and sandwich wraps. In addition to certain environmental characteristics, EarthShell Packaging(R) is designed to be cost and performance competitive compared to other foodservice packaging materials.
    For more information, please visit our web site at www.earthshell.com.

    This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties of other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's most recent Form 10-K and other documents filed by the Company with the Securities and Exchange Commission.

                        EARTHSHELL CORPORATION
                   (A Development Stage Enterprise)
                      CONSOLIDATED BALANCE SHEETS

                                           September 30, December 31,
                                               2003          2002
                                           ------------- -------------
                                            (Unaudited)
ASSETS
CURRENT ASSETS
    Cash and cash equivalents                $1,469,170      $111,015
    Restricted cash                           3,500,000    12,500,000
    Prepaid expenses and other current
     assets                                     412,849       570,802
                                           ------------- -------------
        Total current assets                  5,382,019    13,181,817

PROPERTY AND EQUIPMENT, NET                   4,137,026     4,476,174
INVESTMENT IN JOINT VENTURE                     112,098       366,012

                                           ------------- -------------
TOTALS                                       $9,631,143   $18,024,003
                                           ============= =============

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
    Accounts payable and accrued expenses    $4,921,199    $7,904,957
    Payable to related party                          -       578,779
    Accrued purchase commitment               3,500,000     3,500,000
    Notes payable to related party                    -     1,745,000
    Convertible debentures                            -     7,767,953
                                           ------------- -------------
        Total current liabilities             8,421,199    21,496,689

PAYABLES TO RELATED PARTY                     1,393,302             -
CONVERTIBLE DEBENTURES                        5,605,268             -
NOTES PAYABLE TO RELATED PARTY                2,510,496             -
OTHER LONG-TERM LIABILITY                        50,000             -
                                           ------------- -------------
        Total liabilities                    17,980,265    21,496,689

STOCKHOLDERS' DEFICIT
Preferred stock, $.01 par value, 10,000,000
 shares authorized; 9,170,000 Series A
 shares designated; no shares issued and
 outstanding as of September 30, 2003 and
 December 31, 2002                                    -             -
Common stock, $.01 par value, 200,000,000
 shares authorized; 166,706,400 and
 144,655,641 shares issued and
 outstanding as of September 30, 2003 and
 December 31, 2002, respectively              1,667,064     1,446,556
Additional paid-in common capital           299,154,691   290,931,330
Deficit accumulated during the development
 stage                                     (309,133,648) (295,833,940)
Accumulated other comprehensive loss            (37,229)      (16,632)
                                           ------------- -------------
    Total stockholders' deficit              (8,349,122)   (3,472,686)
                                           ------------- -------------

TOTALS                                       $9,631,143   $18,024,003
                                           ============= =============


                        EARTHSHELL CORPORATION
                   (A Development Stage Enterprise)
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                              (Unaudited)

                         For the                     For the
                      Three Months                 Nine Months
                   Ended September 30,         Ended September 30,
               --------------------------- ---------------------------
                   2003          2002          2003          2002
               ------------- ------------- ------------- -------------
Operating
 Expenses:
Related party
 license fee and
 research and
 development
 expenses         $ 353,907     $ 300,000   $ 1,012,374   $ 1,068,313
Other research
 and development
 expenses         1,287,516     2,941,860     4,892,009    13,418,082
Related party
 general and
 administrative
 Expenses                 -        (6,111)       (4,074)      (18,333)
Other general and
 administrative
 expenses         1,361,900     2,372,488     4,408,944     6,972,359
Depreciation and
 amortization        95,207       795,065       311,483     2,385,770
Related party
 patent expenses          -             -             -             -
               ------------- ------------- ------------- -------------
  Total
   operating
   expenses       3,098,530     6,403,302    10,620,736    23,826,191

Other Expenses
 (Income):
Interest income     (16,705)      (18,345)      (80,956)      (61,259)
Related party
 interest
 expense             95,697             -       265,931             -
Other interest
 expense            292,251        79,447     1,214,988        80,319
Gain on sales of
 property and
 equipment         (122,964)            -      (185,964)       (9,500)
Other income       (486,659)            -      (399,701)            -
Loss on
 extinguishment
 of debentures            -             -     1,697,380             -
Debenture
 conversion
 costs               60,647       320,970       166,494       320,970
               ------------- ------------- ------------- -------------
Loss before
 income taxes     2,920,797     6,785,374    13,298,908    24,156,721

Income taxes              -             -           800           800
               ------------- ------------- ------------- -------------
Net loss          2,920,797     6,785,374    13,299,708    24,157,521
Preferred
 dividends                -             -             -             -
               ------------- ------------- ------------- -------------
Net loss
 available to
 common
 stockholders   $ 2,920,797   $ 6,785,374   $13,299,708   $24,157,521
               ============= ============= ============= =============
Basic and
 diluted loss
 per common
 share                $0.02         $0.05         $0.09         $0.18
Weighted
 average number
 of common
 shares
 outstanding    163,151,680   138,500,013   155,927,983   132,433,714



                             November 1, 1992
                            (inception) through
                                September 30,
                                   2003
                            --------------------
Operating Expenses:
Related party license fee
 and research and
 development expenses              $ 70,891,282
Other research and
 development expenses               139,169,664
Related party general and
 administrative Expenses              2,187,540
Other general and
 administrative expenses             66,831,629
Depreciation and
 amortization                        22,772,913
Related party patent
 expenses                             8,693,105
                            --------------------
  Total operating expenses          310,546,133

Other Expenses (Income):
Interest income                     (10,890,589)
Related party interest
 expense                              5,103,261
Other interest expense                3,203,606
Gain on sales of property
 and equipment                         (627,377)
Other income                           (399,701)
Loss on extinguishment of
 debentures                           1,697,380
Debenture conversion costs              487,464
                            --------------------
Loss before income taxes            309,120,177

Income taxes                             13,471
                            --------------------
Net loss                            309,133,648
Preferred dividends                   9,926,703
                            --------------------
Net loss available to common
 stockholders                     $ 319,060,351
                            ====================
Basic and diluted loss per
 common share                             $3.20
Weighted average number of
 common shares outstanding           99,663,777

    CONTACT: EarthShell Corporation
             Media Inquiries:
             Cindy Eikenberg, 410-847-9420
              or
             Capitoline Communications
             J.B. Hancock, 703-841-0626
             hancock@alcalde-fay.com
              or
             Investor Inquiries:
             866-438-3784
             investor@earthshell.com